LB Series Fund, Inc.

                             Form N-SAR for
                          Period Ended 12-31-96


                            INDEX TO EXHIBITS


EXHIBIT NO.                        ITEM

   99.1          Report on internal control by Independent Public
                  Accountants.  (Item 77.B.)

   27            Financial Data Schedule (Exhibit 27)